UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ___________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

   Date of report (Date of earliest event                March 2, 2004
               reported)                                 -------------





                            BEVERLY ENTERPRISES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                1-9550                62-1691861
 ------------------------ ------------------------ ------------------------
(State or Other Jurisdiction    (Commission           (I.R.S. Employer
     of Incorporation)          File Number)         Identification No.)



            One Thousand Beverly Way
              Fort Smith, Arkansas                          72919
 ------------------------------------------------- -----------------------
    (Address of Principal Executive Offices)              (Zip Code)


   Registrant's telephone number including area code          (479) 201-2000

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 9.  REGULATION FD DISCLOSURE

     On March 2, 2004, the Company conducted an investor conference call and made a presentation to the Raymond James Healthcare Conference. On March 4, 2004, the Company made a presentation to the Lehman Brothers Global Healthcare Conference and issued a press release. The text of the investor conference call is attached to this report as Exhibit 99.1. The presentation for the Raymond James Healthcare Conference is attached to this report as Exhibit 99.2. The presentation for the Lehman Brothers Healthcare Conference is attached to this report as Exhibit 99.3. The press release is attached to this current report as
Exhibit 99.4. Each of the foregoing documents is incorporated into this report.


Exhibit 99.1* - Text of the Investor Conference Call on March 2, 2004

Exhibit 99.2* - Presentation for the Raymond James Healthcare Conference on
                March 2, 2004

Exhibit 99.3* - Presentation for the Lehman Brothers Healthcare Conference on
                March 4, 2004

Exhibit 99.4* - Press Release of Beverly Enterprises, Inc. dated March 4, 2004

*Filed with this document


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


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 5, 2004                  BEVERLY ENTERPRISES, INC.



                                       By: /s/ PAMELA H. DANIELS
                                         -----------------------
                                           Pamela H. Daniels
                                           Senior Vice President, Controller and
                                           Chief Accounting Officer


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

                                  EXHIBIT INDEX

      Exhibit No.       Exhibit
      -----------       -------
             99.1       Text of the Investor Conference Call on March 2, 2004
             99.2       Presentation for the Raymond James Healthcare Conference
                        on March 2, 2004
             99.3       Presentation for the Lehman Brothers Healthcare
                        Conference on March 4, 2004
             99.4       Press Release of Beverly Enterprises, Inc. dated
                        March 4, 2004



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